UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 22, 2013


                          WESTERN STANDARD ENERGY CORP.
             (Exact name of registrant as specified in its charter)

           Nevada                       000-51736                 20-5854735
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

                  302-1912 Enterprise Way, Kelowna, BC V1Y 9S9
              (Address of principal executive offices and Zip Code)

                                 (778) 478.7780
              (Registrant's telephone number, including area code)

                      980 Skeena Drive, Kelowna, BC V1V 2K7
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e -4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 15, 2012, Western Standard Energy Corp. (the "Company") entered into a securities purchase agreement with BRL Consulting Inc. and Gladys Jenks (collectively, the "Purchasers") pursuant to which the Company had agreed to issue 2,500,000 common shares for a total proceeds of USD$3,125.00 and the Company, on October 29, 2012, issued to two Purchasers an amended convertible debenture (the "Debenture") in the aggregate principal amount of US $250,000. The Debenture was convertible, upon a Default into shares of the Company's common stock equal in number to 50% of the total issued and outstanding Common Stock of the Company at the time of conversion. The Company also agreed to register the shares that may be convertible under the Debenture. The Debenture matured on April 1, 2013 but the Purchasers elected not to convert the Debenture.

On May 22, 2013 Western Standard Energy Corp. (the "Company") entered into an amended securities purchase agreement with BRL Consulting Inc. and Gladys Jenks (collectively, the "Purchasers") pursuant to which the Company and the Purchasers agreed to cancel the Debenture dated October 12, 2012 and the Company agreed to issue a new convertible debenture (the "New Convertible Debenture") in the aggregate principal amount of CDN $140,000. The New Convertible Debenture is convertible, upon a Default into shares of the Company's common stock equal in number to 50% of the total issued and outstanding Common Stock of the Company at the time of conversion. The Company also agreed to register the shares that may be convertible under the Debenture. The Debenture matures on May 15, 2014. The Debenture shall bear no interest.

EXHIBIT 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1 Securities Purchase Agreement dated May 22, 2013 with BRL Consulting Inc. and Gladys Jenks (attached as an exhibit to our current report on Form 8-K filed on June 3, 2013 and incorporated by reference)

10.2 Convertible Debenture dated May 22, 2013, in the amount of CDN$140,000 (attached as an exhibit to our current report on Form 8-K filed on June 3, 2013 and incorporated by reference).

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WESTERN STANDARD ENERGY CORP.


                                        By: /s/ Dallas Gray
                                            ------------------------------------
                                            Dallas Gray
                                            President, Treasurer and Director
                                            June 3, 2013

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